UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 21, 2011

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                     (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 24, 2011, ZBB Energy Corporation (the “Company”) filed an initial Current Report on Form 8-K with the Securities and Exchange Commission reporting the acquisition (the “Acquisition”) of substantially all of the net assets of Tier Electronics LLC (“TIER”).  In connection with the Acquisition, TIER changed its name to TE Holdings Group, LLC.  Through the Acquisition, the Company acquired substantially all of the net assets of TIER used in connection with TIER’s business of developing, manufacturing, marketing and selling power electronics products for and to original equipment manufacturers in various industries.  This report is being filed to amend the original filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The following financial statements are filed with this Form 8-K as exhibit 99.1 and are incorporated herein by reference:

•	Balance sheets of TIER as of December 31, 2010 and December 31, 2009; and

•	Statements of operations, changes in member’s (deficit) equity and cash flows of TIER for the year ended December 31, 2010 and the eight month period ended December 31, 2009.

•	Notes to financial statements.

(b)           Pro Forma Condensed Consolidated Financial Information.

The following pro forma condensed consolidated financial statements are filed with this Form 8-K as exhibit 99.2 and are incorporated herein by reference:

•
Unaudited pro forma condensed consolidated statements of operations of the Company and TIER for the year ended June 30, 2010 and the six months ended December 31, 2010, as if the Acquisition occurred July 1, 2009.

•	Unaudited pro forma condensed consolidated balance sheet of the Company and TIER as of December 31, 2010, as if the Acquisition occurred December 31, 2010.

•	Notes to unaudited condensed pro forma consolidated statements of operations and balance sheet.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

(c)           Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: April 4, 2011	By:	/s/ Eric C. Apfelbach
	Name:	Eric C. Apfelbach
	Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Asset Purchase Agreement by and among ZBB Energy Corporation, DCDC Acquisition Company LLC, Tier Electronics LLC and Jeffrey Reichard dated January 21, 2011 (previously filed)

10.2	Registration Rights Agreement between ZBB Energy Corporation and Tier Electronics LLC dated January 21, 2011 (previously filed)

10.3	Employment Agreement between ZBB Energy Corporation and Jeffrey Reichard dated January 21, 2011 (previously filed)

10.4	Form of Nonstatutory Option Agreements issued on January 21, 2011 to Jeff Reichard, Joanne Reichard and Nathan Jobe (previously filed)

10.5	$1,350,000 Non-negotiable Promissory Note issued on January 21, 2011 to Tier Electronics LLC (previously filed)

23	Consent of Baker Tilly Virchow Krause, LLP

99.1
Financial statements of TE Holdings Group, LLC (formerly known as Tier Electronics LLC) as of December 31, 2010 and December 31, 2009 and the  related statements of operations, member’s (deficit equity) and cash flows for the year ended December 31, 2010 and the eight month period ended December 31, 2009 and the Independent Auditors’ Report

99.2
Unaudited condensed pro forma consolidated balance sheet of the Company and TIER as of December 31, 2010, as if the Acquisition occurred December 31, 2010. Unaudited condensed pro forma consolidated statements of operations of the Company and TIER for the year ended June 30, 2010 and the six months ended December 31, 2010, as if the Acquisition occurred July 1, 2009